SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2004

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California	94549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 283-4573

Inapplicable

(Former name or former address if changed since last report)

Item 5. Other Events

On March 31, 2004, Central Garden & Pet Company issued a press release announcing it has agreed to acquire substantially all of the assets of Interpet Limited, a division of Lawrence PLC. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statement and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Number	Exhibit
99.1	Press Release dated March 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Stuart W. Booth
Stuart W. Booth
Vice President, Chief Financial Officer and Secretary

Dated: April 2, 2004

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